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                                                           OMB APPROVAL
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                  UNITED STATES                       OMB Number:  3235-0060
         SECURITIES AND EXCHANGE COMMISSION           Expires:  May 31, 2000
            Washington, D.C. 20549                   Estimated average burden
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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 7, 2000
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                                Stamps.com Inc.
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            (Exact name of registrant as specified in its charter)

     Delaware                    000-26427                  77-0454966
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)            Identification No.)

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California      90405
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code    (310) 581-7200
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         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

          On March 7, 2000, we completed our acquisition of iShip.com, Inc., a privately-held company located in Bellevue, Washington. Under the terms of the merger agreement, a wholly owned subsidiary of Stamps.com was merged with and into iShip.com and iShip.com survives as a wholly owned subsidiary of Stamps.com. iShip.com provides Web-based technology that gives online buyers and sellers a complete, one-stop shipping and tracking solution. iShip.com's tools help merchants, consumers and large corporations prepare, send and manage e-commerce shipments, as well as provide better information about rates, services and tracking. Under the terms of the merger, we will issue up to eight million shares of our common stock, of which 800,000 will be placed in a one-year escrow, for all outstanding shares, options and warrants of iShip.com.
The acquisition, which will be accounted for under the purchase method of accounting, was approved by the board of directors and stockholders.

          At a Special Stockholders Meeting held in Santa Monica, California on March 7, 2000, the stockholders of Stamps.com approved two proposals: (i) adoption of the merger agreement which provides for iShip.com becoming a wholly owned subsidiary of Stamps.com and (ii) a 2.5 million share increase in the number of shares of Stamps.com common stock covered by our 1999 Stock Incentive Plan. Each proposal was approved by the requisite vote of the stockholders.

          Attached as Exhibit 99.1 to this report is a press release issued on March 7, 2000 announcing the completion of the transaction.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Please refer to pages F-18 through F-30 of Stamps.com's Registration Statement on Form S-4 (File No. 333-91377), as amended on February 14, 2000, which pages are hereby incorporated by reference.

         (b) Pro Forma Financial Information.

             Please refer to pages F-31 through F-36 of Stamps.com's Registration Statement on Form S-4 (File No. 333-91377), as amended on February 14, 2000, which pages are hereby incorporated by reference.

         (c) Exhibits.

                  99.1 Press Release issued by the Registrant on March 8, 2000 (Announcing Completion of iShip.com Acquisition).
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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        Stamps.com Inc.
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                                                          (Registrant)

           March 9, 2000                             /s/John W. LaValle
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              Date                          John W. LaValle
                                            Chief Financial Officer